[Logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                         JUNE 30, 1999
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


                               [graphic omitted]

                         A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

                         MFS(R) CAPITAL
                         OPPORTUNITIES SERIES

                         (FORMERLY MFS(R) VALUE SERIES)

MFS(R) CAPITAL OPPORTUNITIES SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and              500 Boylston Street
Director, MFS Investment Management(R)              Boston, MA 02116-3741

Nelson J. Darling, Jr.                              DISTRIBUTOR
Professional trustee                                MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company;           SHAREHOLDER SERVICE CENTER
Private investor and real estate consultant         MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGER                                   contact your financial adviser.
Maura A. Shaughnessy*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
W. Thomas London*
                                                    WORLD WIDE WEB
ASSISTANT TREASURERS                                www.mfs.com
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past few months than they had for the previous year or so. These companies appear to have benefited from early signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to these changes more quickly, and thus they have the potential to grow faster than the big companies.

The fixed-income markets, meanwhile, seem to be approaching the level of relative stability they enjoyed before the Asian turmoil. Some credit for this stability goes to the Federal Reserve Board (the Fed), which has reassured investors that it will act to prevent rapid economic growth from causing higher inflation and reduced purchasing power. Also, once investors saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, the major non-Treasury markets -- corporate, municipal, and mortgage -- began to rebound. Our portfolio managers are now finding more opportunities to buy bonds with relatively stable prices and attractive yields.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS(R) Original Research(SM) to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of staying with our clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners,
For the six months ended June 30, 1999, the Series provided a total return of 18.32% (including the reinvestment of any distributions), which compares to a return of 13.68% for the average capital appreciation fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance. Over the same period, the Series' return also compares to 12.23% for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

Since becoming portfolio manager of the Series in February, my goal has been to increase the portfolio's diversification, which I have done by adding some stocks and selling or reducing positions in some existing companies. New holdings include paper companies such as Asia Pulp & Paper Ltd. Previously, oversupply had made paper company stocks unattractive, but we believe an upturn in Asia's economy will boost demand. The Series' position in industrial conglomerate Tyco International was reduced to increase diversification among our largest holdings. When Tyco recently acquired AMP, we felt that our already significant position in the resulting company was too concentrated for this portfolio. The Series' holding in Freddie Mac, the Federal Home Loan Mortgage Corp., also was reduced, again to increase diversification.

Utilities and communications led by telecommunications companies, is currently the Series' largest sector. Holdings included AirTouch Communications, which was acquired by Vodafone early this year. We believe the stock should benefit from planned cost cutting and consolidation in the United States and abroad. Also, AirTouch has been penetrating the global wireless market successfully, a strategy that has helped the stock's performance. MCI WorldCom also has helped performance. We believe the company is very well run and has a strong position in the expanding telecommunications market. The Series also owns Mannesmann, a German company that is becoming a bigger player in telecommunications. The company has not only competed strongly in Germany, but throughout Europe, with increased presence in Italy and France.

In technology, the Series' second-largest sector, we have avoided the pure Internet stocks because we feel they are overvalued. Instead, the Series has gained exposure to the sector through companies that provide infrastructure to the Internet. For example, Cisco Systems, which manufactures networking hardware, is an expensive stock, but we believe it is a well-positioned company. Other technology holdings are in the semiconductor area, which finally has seen a rebound in sales, due in part to the recovery in Asia. LSI Logic, which manufactures integrated circuits and storage systems, is attractive to us because it has consolidated by closing some plants and it has increased its sales of computer chips.

This year's increase in oil prices has created potential opportunities in the energy sector, including natural gas companies. Enron Oil & Gas, a major producer of natural gas in the United States and Asia, was added to the portfolio, as was Burlington Resources, one of the largest U.S. oil and gas companies.

The Series' health care weighting has been reduced. We think drug companies are looking less attractive now, partly due to new regulations on drug coverage and the belief that earnings growth is slowing in the industry. In addition, cutbacks in Medicare prescription benefits do not favor pharmaceuticals at this point. In the medical devices area, Becton, Dickinson & Co. has underperformed in 1999. The company missed its earnings projections for three quarters in a row and has had trouble executing its business plan. Rite Aid, a drug store holding, declined by 50% due to overexpansion of its retail chain and difficulty financing the acquisition of PCS, a leading mail order prescription service. However, we are maintaining a small position in Rite Aid because the company has brought in new management that we feel could improve its outlook.

My philosophy on managing money is to be flexible and open about the companies in which I invest. I will consider any company with more than $1 billion in market capitalization and will look for stronger potential growth in the mid- and small-cap areas, where it may be easier to find reasonable stock prices. In addition, I continue to be flexible geographically.

    Respectfully,

/s/ Maura A. Shaughnessy

    Muara A. Shaughnessy
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Maura A. Shaughnessy is Senior Vice President of MFS Investment Management(R) and portfolio manager of MFS(R) Capital Opportunities Fund, MFS(R) Utilities Fund, MFS(R) Utilities Series and MFS(R) Capital Opportunities Series (both part of MFS(R) Variable Insurance Trust(SM)), and the Utilities Series and Capital Opportunities Series offered through MFS(R)/Sun Life annuity products.

Ms. Shaughnessy joined MFS in 1991 as a research analyst and became Vice President and portfolio manager in 1992 and Senior Vice President in 1998. A graduate of Colby College and the Amos Tuck School of Business Administration of Dartmouth College, she is a Chartered Financial Analyst.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS(R) Original Research(SM), a company-oriented, bottom-up process of selecting securities.

SERIES FACTS

Objective: Seeks capital appreciation.

Commencement of investment operations: August 14, 1996

Size: $37.0 million net assets as of June 30, 1999

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PERFORMANCE SUMMARY

Because the Series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. (See Notes to Performance Summary for more information.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH JUNE 30, 1999

                                  6 Months             1 Year             Life*
-------------------------------------------------------------------------------
Cumulative Total Return            +18.32%            +26.34%          +106.40%
-------------------------------------------------------------------------------
Average Annual Total Return           --              +26.34%          + 28.65%
-------------------------------------------------------------------------------
*For the period from the commencement of the Series' investment operations, August 14, 1996, through June 30, 1999.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF THE MORTALITY AND EXPENSE RISK CHARGES AND ADMINISTRATION FEES. PLEASE REFER TO THE ANNUITY PRODUCT'S ANNUAL REPORT FOR PERFORMANCE THAT REFLECTS THE DEDUCTION OF THE FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 1999

Stocks - 93.8%
-------------------------------------------------------------------------------
ISSUER                                                    SHARES          VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 81.0%
  Advertising - 0.9%
    Outdoor Systems, Inc.*                                 3,500    $   127,750
    Young & Rubicam, Inc.                                  4,500        204,469
                                                                    -----------
                                                                    $   332,219
-------------------------------------------------------------------------------
  Aerospace - 0.8%
    AlliedSignal, Inc.                                     4,400    $   277,200
-------------------------------------------------------------------------------
  Banks and Credit Companies - 2.2%
    Bank of New York Co., Inc.                             6,300    $   231,131
    Chase Manhattan Corp.                                  1,300        112,613
    Mellon Bank Corp.                                      6,600        240,075
    US Bancorp                                                20            680
    Wells Fargo Co.                                        5,460        233,415
                                                                    -----------
                                                                    $   817,914
-------------------------------------------------------------------------------
  Broadcasting - 0.9%
    Infinity Broadcasting Corp.*                          11,600    $   345,100
-------------------------------------------------------------------------------
  Business Machines - 2.5%
    Kulicke & Soffa Industries, Inc.*                      4,700    $   126,019
    Texas Instruments, Inc.                                1,700        246,500
    Xerox Corp.                                            9,260        546,918
                                                                    -----------
                                                                    $   919,437
-------------------------------------------------------------------------------
  Business Services - 0.2%
    Computer Sciences Corp.*                               1,300    $    89,944
-------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.7%
    Hewlett-Packard Co.                                    2,700    $   271,350
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.8%
    America Online, Inc.*                                    200    $    22,100
    Microsoft Corp.*                                       3,200        288,600
                                                                    -----------
                                                                    $   310,700
-------------------------------------------------------------------------------
  Computer Software - Services - 0.5%
    EMC Corp.*                                             3,400    $   187,000
-------------------------------------------------------------------------------
  Computer Software - Systems - 4.3%
    Ariba, Inc.*                                              50    $     4,863
    BMC Software, Inc.*                                   14,200        766,800
    Oracle Corp.*                                         14,618        542,693
    Unisys Corp.                                           6,700        260,881
                                                                    -----------
                                                                    $ 1,575,237
-------------------------------------------------------------------------------
  Consumer Goods and Services - 6.2%
    Galileo International, Inc.                            2,719    $   145,297
    Newell Rubbermaid, Inc.                                4,700        218,550
    Tyco International Ltd.                               20,360      1,929,110
                                                                    -----------
                                                                    $ 2,292,957
-------------------------------------------------------------------------------
  Containers - 0.2%
    Smurfit-Stone Container Corp.*                         2,700    $    55,519
-------------------------------------------------------------------------------
  Electronics - 5.2%
    Altera Corp.*                                          6,300    $   231,919
    Analog Devices, Inc.*                                  9,053        454,347
    Intel Corp.                                            2,000        119,000
    Lattice Semiconductor Corp.*                           4,800        298,800
    LSI Logic Corp.*                                      12,200        562,725
    Micron Technology, Inc.*                               1,800         72,563
    Teradyne, Inc.*                                        2,400        172,200
                                                                    -----------
                                                                    $ 1,911,554
-------------------------------------------------------------------------------
  Entertainment - 9.1%
    CBS Corp.*                                             8,984    $   390,242
    Clear Channel Communications, Inc.*                    4,519        311,529
    Comcast Corp., "A"                                    13,400        515,062
    Disney (Walt) Co.                                     11,400        351,263
    Harrah's Entertainment, Inc.*                         19,606        431,332
    Hearst-Argyle Television, Inc.*                       10,700        256,800
    MediaOne Group, Inc.*                                  7,558        562,126
    Time Warner, Inc.                                      7,300        536,550
                                                                    -----------
                                                                    $ 3,354,904
-------------------------------------------------------------------------------
  Financial Institutions - 5.8%
    Associates First Capital Corp., "A"                    6,710    $   297,337
    Citigroup, Inc.                                       11,300        536,750
    Donaldson, Lufkin & Jenrette, Inc.                       610         36,753
    Federal Home Loan Mortgage Corp.                       6,647        385,526
    Finova Group, Inc.                                    10,370        545,721
    Merrill Lynch & Co., Inc.                              2,800        223,825
    Paine Webber Group, Inc.                               1,990         93,032
    Providian Financial Corp.                                400         37,400
                                                                    -----------
                                                                    $ 2,156,344
-------------------------------------------------------------------------------
  Food and Beverage Products - 0.8%
    Anheuser-Busch Cos., Inc.                              2,300    $   163,156
    Suiza Foods Corp.*                                     3,390        141,956
                                                                    -----------
                                                                    $   305,112
-------------------------------------------------------------------------------
  Forest and Paper Products - 1.2%
    Bowater, Inc.                                          3,100    $   146,475
    Champion International Corp.                             900         43,087
    Jefferson Smurfit Corp.                               78,400        185,338
    Westvaco Corp.                                         2,600         75,400
                                                                    -----------
                                                                    $   450,300
-------------------------------------------------------------------------------
  Insurance - 6.4%
    American International Group, Inc.                     1,800    $   210,712
    Annuity & Life Re Holdings Ltd.                        3,893         87,349
    CIGNA Corp.                                            5,252        467,428
    Equitable Cos., Inc.                                   6,670        446,890
    Hartford Financial Services Group, Inc.                8,729        509,010
    Nationwide Financial Services, Inc., "A"               3,571        161,588
    ReliaStar Financial Corp.                             10,941        478,669
                                                                    -----------
                                                                    $ 2,361,646
-------------------------------------------------------------------------------
  Internet
    Ask Jeeves, Inc.                                          50    $       700
-------------------------------------------------------------------------------
  Medical and Health Products - 2.6%
    American Home Products Corp.                           8,070    $   464,025
    Becton, Dickinson & Co.                                7,800        234,000
    Pfizer, Inc.                                             900         98,775
    Pharmacia & Upjohn, Inc.                               3,100        176,119
                                                                    -----------
                                                                    $   972,919
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.9%
    Mid Atlantic Medical Services, Inc.*                   6,440    $    63,595
    United HealthCare Corp.                                8,234        515,654
    Wellpoint Health Networks, Inc.*                       1,500        127,313
                                                                    -----------
                                                                    $   706,562
-------------------------------------------------------------------------------
  Oil Services - 0.8%
    Baker Hughes, Inc.                                     3,900    $   130,650
    Burlington Resources, Inc.                             3,600        155,700
                                                                    -----------
                                                                    $   286,350
-------------------------------------------------------------------------------
  Oils - 1.2%
    Conoco, Inc., "A"                                      8,300    $   231,362
    Enron Oil & Gas Co.                                   10,400        210,600
                                                                    -----------
                                                                    $   441,962
-------------------------------------------------------------------------------
  Printing and Publishing - 1.9%
    Gannett Co., Inc.                                      1,200    $    85,650
    Meredith Corp.                                         4,500        155,813
    Scripps (E.W.) Howard, Inc., "A"                       5,500        261,594
    Tribune Co.                                            2,100        182,962
                                                                    -----------
                                                                    $   686,019
-------------------------------------------------------------------------------
  Restaurants and Lodging - 1.2%
    Promus Hotel Corp.*                                    6,100    $   189,100
    Wendy's International, Inc.                            8,800        249,150
                                                                    -----------
                                                                    $   438,250
-------------------------------------------------------------------------------
  Retail - 0.8%
    Tandy Corp.                                            6,400    $   312,800
-------------------------------------------------------------------------------
  Special Products and Services
    Phone.Com, Inc.*                                         100    $     5,600
-------------------------------------------------------------------------------
  Stores - 2.4%
    CVS Corp.                                              6,600    $   334,950
    Office Depot, Inc.*                                    1,700         37,506
    Rite Aid Corp.                                        14,452        355,881
    TJX Cos., Inc.                                         4,500        149,906
                                                                    -----------
                                                                    $   878,243
-------------------------------------------------------------------------------
  Supermarkets - 2.3%
    Kroger Co.*                                           30,778    $   859,860
-------------------------------------------------------------------------------
  Telecommunications - 12.3%
    CenturyTel, Inc.                                       5,098    $   202,645
    Cisco Systems, Inc.*                                   7,600        489,725
    General Instrument Corp.*                              6,900        293,250
    GTE Corp.                                              4,100        310,575
    MCI WorldCom, Inc.*                                    9,400        808,987
    Motorola, Inc.                                         4,600        435,850
    NEXTEL Communications, Inc.*                           8,400        421,575
    Nortel Networks Corp.                                  1,100         95,494
    NTL, Inc.*                                             5,700        491,269
    PSINet, Inc.*                                          3,200        140,000
    Qwest Communications International, Inc.*              3,100        102,494
    SBC Communications, Inc.                               3,400        197,200
    Scientific-Atlanta, Inc.                               3,900        140,400
    Sprint Corp. (PCS Group)*                              5,350        305,619
    Winstar Communications, Inc.*                          2,600        126,750
                                                                    -----------
                                                                    $ 4,561,833
-------------------------------------------------------------------------------
  Utilities - Electric - 0.9%
    AES Corp.*                                             1,600    $    93,000
    Duke Energy Corp.                                      4,100        222,937
                                                                    -----------
                                                                    $   315,937
-------------------------------------------------------------------------------
  Utilities - Gas - 2.4%
    Coastal Corp.                                          8,200    $   328,000
    Sonat, Inc.                                            4,700        155,687
    Williams Cos., Inc.                                    9,500        404,344
                                                                    -----------
                                                                    $   888,031
-------------------------------------------------------------------------------
  Utilities - Telephone - 1.6%
    Frontier Corp.                                         9,800    $   578,200
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $29,947,703
-------------------------------------------------------------------------------
Foreign Stocks - 12.8%
  Bermuda - 0.5%
    Ace Ltd. (Insurance)                                   6,656    $   188,032
-------------------------------------------------------------------------------
  Canada - 1.1%
    Abitibi-Consolidated, Inc.
      (Forest and Paper Products)                         14,400    $   163,800
    AT & T Canada, Inc. (Telecommunications)               1,100         70,469
    Canadian National Railway Co. (Railroads)              2,500        167,500
                                                                    -----------
                                                                    $   401,769
-------------------------------------------------------------------------------
  Finland - 1.1%
    Nokia Corp., ADR (Telecommunications)                  3,360    $   307,650
    Telephone Cooperative HPY (Telecommunications)*           32         82,638
                                                                    -----------
                                                                    $   390,288
-------------------------------------------------------------------------------
  France - 0.7%
    Axa (Insurance)                                          400    $    48,763
    Bouygues (Construction)                                  850        224,500
                                                                    -----------
                                                                    $   273,263
-------------------------------------------------------------------------------
  Germany - 2.7%
    Mannesmann AG (Conglomerate)                           6,540    $   977,223
-------------------------------------------------------------------------------
  Greece - 0.3%
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                 5,500    $   117,771
-------------------------------------------------------------------------------
  Ireland - 0.1%
    Jefferson Smurfit Group PLC, ADR (Containers)          1,145    $    26,979
-------------------------------------------------------------------------------
  Japan - 1.2%
    Nippon Telephone & Telegraph Co. (Utilities -
      Telephone)                                              16    $   186,570
    NTT Mobile Communications Network, Inc.
      (Telecommunications)                                     4         54,251
    NTT Mobile Communications Network, Inc.
      (Telecommunications)                                    16        214,356
                                                                    -----------
                                                                    $   455,177
-------------------------------------------------------------------------------
  Netherlands - 0.1%
    Benckiser N.V., "B" (Consumer Goods and Services)        965    $    51,462
-------------------------------------------------------------------------------
  Portugal - 0.2%
    Telecel - Comunicacoes Pessoais S.A.
      (Telecommunications)                                   600    $    77,287
-------------------------------------------------------------------------------
  Singapore - 0.9%
    Asia Pulp & Paper Co. Ltd., ADR
     (Consumer Goods and Services)                        30,100    $   289,712
    Development Bank of Singapore Ltd.
     (Banks and Credit Cos.)                               2,000         24,449
                                                                    -----------
                                                                    $   314,161
-------------------------------------------------------------------------------
  Spain - 0.4%
    Acciona S. A. (Construction)                           2,900    $   138,156
    Telefonica Publicidad e Informacion, S.A.
     (Telephone)                                             400          7,976
                                                                    -----------
                                                                    $   146,132
-------------------------------------------------------------------------------
  Sweden - 0.2%
    Ericsson LM, ADR (Telecommunications)                  2,500    $    82,344
-------------------------------------------------------------------------------
  United Kingdom - 3.3%
    Cable & Wireless Communications PLC
      (Telecommunications)                                 3,200    $    30,764
    Capital Radio PLC (Broadcasting)                       3,390         44,851
    Colt Telecom Group PLC (Telecommunications)*           2,100        181,388
    Orange PLC (Telecommunications)                       25,200        369,748
    Vodafone Group PLC (Telecommunications)                3,069        604,593
                                                                    -----------
                                                                    $ 1,231,344
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $ 4,733,232
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $29,894,973)                         $34,680,935
-------------------------------------------------------------------------------
Convertible Preferred Stock - 0.6%
-------------------------------------------------------------------------------
  Telecommunications - 0.6%
    UnitedGlobalCom, 7.00%##
     (Identified Cost, $205,000)                           4,100    $   206,538
-------------------------------------------------------------------------------
Convertible Bond - 0.6%
-------------------------------------------------------------------------------
                                                 PRINCIPAL AMOUNT
                                                    (000 OMITTED)
-------------------------------------------------------------------------------
  Financial Services - 0.6%
    Bell Atlantic Financial Services, Inc.,
      4.25s, 2005## (Identified Cost, $260,724)           $  230    $   235,175
-------------------------------------------------------------------------------
Rights
-------------------------------------------------------------------------------
                                                          SHARES
-------------------------------------------------------------------------------
    Bouygues (Construction) (Identified Cost, $2,306)        850    $     2,260
-------------------------------------------------------------------------------

Short-Term Obligations - 4.5%
-------------------------------------------------------------------------------
                                                 PRINCIPAL AMOUNT
ISSUER                                              (000 OMITTED)         VALUE
-------------------------------------------------------------------------------
    General Electric Capital Corp., due 7/01/99, at
      Amortized Cost                                      $1,655    $ 1,655,000

Other Short-Term Obligations - 14.2%
-------------------------------------------------------------------------------
                                                          SHARES
-------------------------------------------------------------------------------
    Navigator Securities Lending Prime Portfolio,
     at Cost                                           5,260,043    $ 5,260,043
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $37,278,046)                    $42,039,951

Other Assets, Less Liabilities - (13.7)%                             (5,065,306)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $36,974,645
-------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 1999
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $37,278,046)             $42,039,951
  Cash                                                                   5,388
  Receivable for Series shares sold                                    271,799
  Receivable for investments sold                                    1,267,691
  Interest and dividends receivable                                     29,800
  Deferred organization expenses                                         3,914
  Other assets                                                           1,867
                                                                   -----------
      Total assets                                                 $43,620,410
                                                                   -----------
Liabilities:
  Payable for Series shares reacquired                             $    14,011
  Payable for investments purchased                                  1,362,849
  Collateral for securities loaned, at value                         5,260,043
  Payable to affiliate for management fee                                  749
  Accrued expenses and other liabilities                                 8,113
                                                                   -----------
      Total liabilities                                            $ 6,645,765
                                                                   -----------
Net assets                                                         $36,974,645
                                                                   ===========
Net assets consist of:
  Paid-in capital                                                  $28,357,916
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                  4,761,018
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                    3,862,211
  Accumulated net investment loss                                       (6,500)
                                                                   -----------
      Total                                                        $36,974,645
                                                                   ===========
Shares of beneficial interest outstanding                           2,119,624
                                                                    =========

Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)           $17.44
                                                                     ======

See notes to financial statements

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 1999
------------------------------------------------------------------------------
Net investment (income) loss:
  Income -
    Dividends                                                        $   96,252
    Interest                                                             43,537
    Foreign taxes withheld                                               (1,170)
                                                                     ----------
      Total investment income                                        $  138,619
                                                                     ----------

  Expenses -
    Management fee                                                   $  109,496
    Trustees' compensation                                                1,123
    Shareholder servicing agent fee                                       5,102
    Administrative fee                                                    2,190
    Custodian fee                                                         9,163
    Printing                                                             13,251
    Auditing fees                                                         9,504
    Legal fees                                                            1,840
    Amortization of organization expenses                                   911
    Miscellaneous                                                         5,801
                                                                     ----------
      Total expenses                                                 $  158,381
    Fees paid indirectly                                                 (1,830)
    Reduction of expenses by investment adviser                         (10,559)
                                                                     ----------
      Net expenses                                                   $  145,992
                                                                     ----------
        Net investment loss                                          $   (7,373)
                                                                     ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                          $3,818,466
    Foreign currency transactions                                        (8,929)
                                                                     ----------
      Net realized gain on investments and foreign
         currency transactions                                       $3,809,537
                                                                     ----------

  Change in unrealized appreciation -
    Investments                                                      $1,346,024
    Translation of assets and liabilities in
       foreign currencies                                                 1,249
                                                                     ----------
      Net unrealized gain on investments and foreign
        currency translation                                         $1,347,273
                                                                     ----------
        Net realized and unrealized gain on investments
         and foreign currency                                        $5,156,810
                                                                     ----------
          Increase in net assets from operations                     $5,149,437
                                                                     ==========

See notes to financial statements

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------
                                                                     SIX MONTHS ENDED              YEAR ENDED
                                                                        JUNE 30, 1999       DECEMBER 31, 1998
                                                                          (UNAUDITED)
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                           $     (7,373)           $     28,572
  Net realized gain on investments and foreign currency
    transactions                                                            3,809,537                 209,476
  Net unrealized gain on investments and foreign currency
    translation                                                             1,347,273               3,052,898
                                                                         ------------            ------------
    Increase in net assets from operations                               $  5,149,437            $  3,290,946
                                                                         ------------            ------------

Distributions declared to shareholders -
  From net investment income                                             $       --              $    (28,505)
  From net realized gain on investments and foreign
    currency transactions                                                    (100,358)                (19,522)
                                                                         ------------            ------------
    Total distributions declared to shareholders                         $   (100,358)           $    (48,027)
                                                                         ------------            ------------
Net increase in net assets from Series share transactions                $  8,017,237            $ 15,005,582
                                                                         ------------            ------------
      Total increase in net assets                                       $ 13,066,316            $ 18,248,501
Net assets:
  At beginning of period                                                   23,908,329               5,659,828
                                                                         ------------            ------------

  At end of period (including accumulated net investment
    loss of $(6,500) and accumulated net investment income
    of $873, respectively)                                               $ 36,974,645            $ 23,908,329
                                                                         ============            ============

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED
                                                                                 DECEMBER 31,                    PERIOD ENDED
                                               SIX MONTHS ENDED         -------------------------------          DECEMBER 31,
                                                  JUNE 30, 1999              1998                1997                   1996*
                                                    (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                    $14.79              $11.68              $10.66                $10.00
                                                         ------              ------              ------                ------
Income from investment operations# -
  Net investment income (loss)(S)                        $ --                $ 0.03              $ 0.12                $ 0.07
  Net realized and unrealized gain on investments
    and foreign currency                                   2.70                3.11                2.66                  0.88
                                                         ------              ------              ------                ------
      Total from investment operations                   $ 2.70              $ 3.14              $ 2.78                $ 0.95
                                                         ------              ------              ------                ------
Less distributions declared to shareholders -
  From net investment income                             $ --                $(0.02)             $(0.09)               $(0.03)
  From net realized gain on investments and
    foreign currency transactions                         (0.05)              (0.01)              (1.54)                (0.21)
  In excess of net realized gain on investments
    and foreign currency transactions                      --                  --                  --                   (0.01)
  From capital                                             --                  --                 (0.13)                (0.04)
                                                         ------              ------              ------                ------
      Total distributions declared to shareholders       $(0.05)             $(0.03)             $(1.76)               $(0.29)
                                                         ------              ------              ------                ------
Net asset value - end of period                          $17.44              $14.79              $11.68                $10.66
                                                         ======              ======              ======                ======
Total return                                             18.32%++            26.80%              26.47%                 8.78%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                              1.01%+              1.02%               1.02%                 1.02%+
  Net investment income (loss)                          (0.05)%+              0.21%               0.91%                 1.72%+
Portfolio turnover                                          73%                144%                270%                   44%
Net assets at end of period (000 omitted)               $36,975             $23,908              $5,660                $1,351

(S) Subject to reimbursement by the Series, the investment adviser agreed to maintain the expenses of the Series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and ratios would have been:

    Net investment income (loss)                         $(0.01)             $ 0.02              $(0.02)               $(0.04)
    Ratios (to average net assets):
      Expenses##                                          1.09%+              1.11%               2.08%                 3.83%+
      Net investment income (loss)                      (0.13)%+              0.12%             (0.18)%               (1.11)%+
  * For the period from the commencement of the Series' investment operations, August 14, 1996, through December 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. The Series' expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Capital Opportunities Series (the Series), formerly known as MFS(R) Value Series, is a diversified series of MFS(R) Variable Insurance Trust(SM) (the Trust) which is comprised of the following 15 Series: MFS(R) Bond Series, MFS Capital Opportunities Series, MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Global Equity Series, MFS(R) Global Governments Series (formerly MFS(R) World Governments Series), MFS(R) Growth Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS(R) Total Return Series, and MFS(R) Utilities Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1999, there were 17 shareholders of the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Security Loans - The Series may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. State Street Bank and Trust Company ("State Street"), as agent, loans the securities to certain brokers (the "Borrowers") approved by the Series. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Series with indemnification against Borrower default.

At June 30, 1999, the value of securities loaned was $5,107,455. These loans were collateralized by cash of $5,260,043 and U.S. Treasury securities of $4,423. Cash collateral is invested in short-term securities, which are included in the Portfolio of Investments. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and State Street in its capacity as lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Series and State Street. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the Series' average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 1999, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $79,937.

Each Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                  First $1 billion                   0.0150%
                  Next $1 billion                    0.0125%
                  Next $1 billion                    0.0100%
                  In excess of $3 billion            0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES            SALES
------------------------------------------------------------------------------
U.S. government securities                        $    59,513      $   584,764
                                                  -----------      -----------
Investments (non-U.S. government securities)      $29,605,350      $19,863,272
                                                  -----------      -----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $37,278,046
                                                                   -----------
Gross unrealized appreciation                                      $ 5,367,876
Gross unrealized depreciation                                         (605,971)

                                                                   -----------
    Net unrealized appreciation                                    $ 4,761,905
                                                                   ===========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Series shares were as follows:

                                      SIX MONTHS ENDED JUNE 30, 1999       YEAR ENDED DECEMBER 31, 1998
                                      ------------------------------        ---------------------------
                                            SHARES            AMOUNT           SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                                665,909       $10,634,919        1,423,149       $18,806,882
Shares issued to shareholders in
  reinvestment of distributions              5,754           100,358            3,280            48,045
Shares reacquired                         (168,841)       (2,718,040)        (293,995)       (3,849,345)
                                          --------       -----------        ---------       -----------
    Net increase                           502,822       $ 8,017,237        1,132,434       $15,005,582
                                          ========       ===========        =========       ===========

(6) Line of Credit
The Series and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the six months ended June 30, 1999, was $120. The Series had no borrowings during the period.

(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                                  VCO-3 8/99 17M